UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2012

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5445 DTC Parkway, Suite 925

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Chief Executive Officer and member of the Board of Directors

On January 9, 2012, Ampio Pharmaceuticals, Inc. (the “Company”) announced that Donald B. Wingerter, Jr., the Company’s Chief Executive Officer, had requested a compassionate leave from all of his duties at the Company in order to attend to the serious illnesses affecting both of his parents. The Board of Directors of the Company unanimously granted his request, which became effective on January 9, 2012. The term of Mr. Wingerter’s leave will be indefinite and Mr. Wingerter will no longer be an officer or employee of the Company. Mr. Wingerter has also stepped down from the Company’s Board of Directors, effective as of January 9, 2012. Mr. Wingerter’s departure from the Company was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

A copy of the press release announcing Mr. Wingerter’s departure from the Company and the matters discussed in item (c) below is furnished as Exhibit 99.1 hereto.

(c) Appointment of Chief Executive Officer

On January 9, 2012, the Company announced that Michael Macaluso, the Company’s Chairman of the Board of Directors, was appointed as Chief Executive Officer of the Company, effective as of January 9, 2012.

Mr. Macaluso, age 60, founded DMI Life Sciences, Inc. (“Life Sciences”), the Company’s predecessor for accounting purposes and a wholly-owned subsidiary of the Company, and has been a member of the board of directors of Life Sciences since its inception. Mr. Macaluso has been a member of the Company’s Board of Directors since the merger with Chay Enterprises, Inc. Mr. Macaluso was appointed president of Isolagen, Inc. (AMEX: ILE) and served in that position from June 2001 to August 2001, when he was appointed chief executive officer. In June 2003, Mr. Macaluso was re-appointed as president of Isolagen and served as both chief executive officer and president until September 2004. Mr. Macaluso also served on the board of directors of Isolagen from June 2001 until April 2005. From October 1998 until June 2001, Mr. Macaluso was the owner of Page International Communications, a manufacturing business. Mr. Macaluso was a founder and principal of International Printing and Publishing, a position Mr. Macaluso held from 1989 until 1997, when he sold that business to a private equity firm.

There are no family relationships between Mr. Macaluso and any director or executive officer of the Company. There are no relationships or related transactions between Mr. Macaluso and the Company that would be required to be reported under Item 404(a) of Regulation S-K other than those that may have been previously reported in the Company’s public filings with the Securities and Exchange Commission.

A copy of the press release announcing the appointment of Mr. Macaluso as the Chief Executive Officer of the Company and the matters discussed in item (b) above is furnished as Exhibit 99.1 hereto.

(e) Material Compensatory Plan, Contract or Arrangement with Principal or Named Executive Officers

In connection with his departure, Mr. Wingerter will receive certain compensation and benefits which become payable in connection with a termination of his employment without cause for good reason in accordance with his employment agreement with the Company dated August 12, 2010, as previously filed as an exhibit to a Current Report on Form 8-K/A with the Securities and Exchange Commission (“SEC”) on August 17, 2010, and as amended by the letter agreement dated May 26, 2011 between Mr. Wingerter and the Company, as previously filed as an exhibit to a Current Report on Form 8-K with the SEC on June 8, 2011. Mr. Wingerter will receive a lump sum payment of two years’ salary totaling $550,000, a supplemental payment of $48,000, two years of continued health benefits totaling approximately $1,500 per month to be paid by the Company, and full acceleration of the vesting of 200,000 stock options at an exercise price of $1.03. Following such acceleration, Mr. Wingerter’s total holdings in the Company’s stock will be 325,000 shares and 600,000 vested options to purchase shares at an exercise price of $1.03. In accordance with the terms of Mr. Wingerter’s lock-up agreement, the lock-up restrictions which were originally scheduled to expire on July 15, 2012, will now expire 90 days after Mr. Wingerter’s termination, on April 8, 2012.

The Company will provide certain compensation to Mr. Macaluso in connection with his appointment as Chief Executive Officer of the Company. Mr. Macaluso will receive an annual salary in the amount of $195,000 per year and will be entitled to participate in the Company’s health plan on terms available to other Company employees. These and other terms of Mr. Macaluso’s compensation arrangement for serving as Chief Executive Officer of the Company will be memorialized in an employment agreement with the Company, which will be filed with the SEC and the material terms of which will be summarized in future public reports filed by the Company under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report:

99.1	Press Release dated January 9, 2012

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate” “believe,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent Company management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2011, the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 19, 2011, and its Form 10-Qs on file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Mark D. McGregor
Mark D. McGregor
Chief Financial Officer

Dated: January 13, 2012